POLICY NUMBER: [VF99999990]

POLICY SPECIFICATIONS

Summary of Coverages Effective on the Policy Date

[R17FNL	Flexible Duration No-Lapse Guarantee Rider
S18FNL

Maximum No-Lapse Guarantee Period: [Lifetime] ]

[ICC18 S18PI6]

Page [X]

POLICY NUMBER: [VF99999990]

POLICY SPECIFICATIONS

EFFECTS OF THE RIDER ON THE POLICY

Rider Charge – On each Monthly Payment Date prior to the Monthly Deduction End Date, a Net Amount at Risk Based Rider Charge is deducted from the Policy’s Accumulated Value as a Monthly Deduction.

This charge is the maximum charge we guarantee.  We may charge less than the maximum charge, and the charge may vary by Class.  Note that Class includes the Policy form to which this Rider is attached.

Any lesser charge will apply uniformly to all members of the same Class.

This Rider Charge is not an Optional Benefit Charge for purposes of determining the No-Lapse Monthly Deduction and does not reduce the No-Lapse Guarantee Value.

Net Amount at Risk Based Rider Charge – The Net Amount at Risk Based Rider Charge is equal to (c x d) where:

c = The applicable Monthly Rate per $1 of Net Amount at Risk, if any, shown below; and

d = The Net Amount at Risk on each Monthly Payment Date.

GENERAL PROVISIONS OF THIS RIDER

Changes in Face Amount – You may not request any Face Amount increases after the Effective Date of this Rider.

Rider Reinstatement –This Rider may not be reinstated if it was terminated before the date the Policy ceased to be In Force.  Otherwise, this Rider will reinstate on the date that the Policy is reinstated.  The No-Lapse Guarantee Value will be set equal to the Net No-Lapse Guarantee Value on the date the Policy ceases to be In Force.   The No-Lapse Guarantee Value on the date of Rider Reinstatement, but prior to receipt of any Premium, will be calculated as though the Rider remained In Force for the period of time between the date the Policy ceased to be In Force to the date of Rider Reinstatement.  The Policy Loan, if any, will not be reinstated.  If the net No-Lapse Guarantee Value remains negative, then the No-Lapse Guarantee is not in effect. To bring the No-Lapse Guarantee into effect, you may restore the Net No-Lapse Guarantee Value as described in the Restoring the Net No-Lapse Guarantee Value provision of this Rider.

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FEATURES

Rider Termination – This Rider will terminate on the earliest of the following:

•                  Your Written Request;

•                  Surrender of the Policy;

•                  The date the Policy ceases to be In Force;

•                  When applicable to the Policy, allocation of funds into an Investment Option that is not allowed;

•                  Upon electing an increase in Face Amount;

•                  The end of the Maximum No-Lapse Guarantee Period shown in the Policy Specifications;

•                  The date on which the Net No-Lapse Guarantee Value and the Net Accumulated Value are both less than or equal to zero.  If this occurs, the Policy will enter its Grace Period.  At the end of the Grace Period, the Policy will terminate and this Rider will provide no further benefits.

Upon Rider Termination, the No Lapse Guarantee Value is set to zero and will remain at zero.  At that time, Rider Charges cease and will no longer be deducted from the Policy’s Accumulated Value.

PROCESSING OF PREMIUM

[In the first Policy year, Net Basic Premium and Net Excess Premium are added to the Basic Fund.]

ICC18 S18FNL

Page [X]

POLICY NUMBER: [VF99999990]

POLICY SPECIFICATIONS

ALTERNATIVE NO-LAPSE COST OF INSURANCE REDUCTION AMOUNT

[The Alternative No-Lapse Cost of Insurance Reduction Amount is equal to the Reduction Amount.]

ALTERNATIVE NO-LAPSE COST OF INSURANCE GUARANTEE VALUE

[The Alternative No-Lapse Cost of Insurance Guarantee Value is equal to the No-Lapse Guarantee Value.]

AVERAGE NO-LAPSE GUARANTEE VALUE

[Policy Year	Average No-Lapse Guarantee Value
1, 2	$0.00;
3 – 7	Alternative No-Lapse Cost of Insurance Guarantee Value as of the end of Policy year one, such amount being no less than zero;
8-11	Alternative No-Lapse Cost of Insurance Guarantee Value as of the end of the Policy Year five years prior to the current Policy Year, such amount being no less than zero;
12+

The average of the Alternative No-Lapse Cost of Insurance Guarantee Value as of the end of the Policy Year five years prior and the Alternative No-Lapse Cost of Insurance Guarantee Value as of the end of Policy Year ten years prior to the current Policy Year, such amount being no less than zero.]

ICC18 S18FNL

Page [X]

POLICY NUMBER: [VF99999990]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FACTORS

Policy Year	Annual Premium Threshold	No- Lapse Premium Load Rate*	Excess Premium Load Rate	Reinvestment Risk Refund Percent
1	$[6,153.09	[5.20%	[10.00%	[0.0000%
2	6,153.09	5.20%	10.00%	0.0000%
3	6,153.09	5.20%	10.00%	0.0000%
4	6,153.09	5.20%	10.00%	0.0000%
5	6,153.09	5.20%	10.00%	0.0000%
6	6,153.09	5.20%	10.00%	0.0000%
7	6,153.09	5.20%	10.00%	0.0000%
8	6,153.09	5.20%	10.00%	0.0000%
9	6,153.09	5.20%	10.00%	0.0000%
10	6,153.09	5.20%	10.00%	0.0000%
11	5,649.18	5.20%	10.00%	0.0000%
12	5,229.70	5.20%	10.00%	0.0000%
13	4,875.19	5.20%	10.00%	0.0000%
14	4,571.75	5.20%	10.00%	0.0000%
15	4,309.16	5.20%	10.00%	0.0000%
16	4,079.79	5.20%	10.00%	0.0000%
17	3,877.79	5.20%	10.00%	0.0000%
18	3,698.60	5.20%	10.00%	0.0000%
19	3,538.64	5.20%	10.00%	0.0000%
20	3,395.03	5.20%	10.00%	0.0000%
21	3,265.47	5.20%	10.00%	0.0000%
22	3,148.14	5.20%	10.00%	0.0000%
23	3,041.64	5.20%	10.00%	0.0000%
24	2,944.76	5.20%	10.00%	0.0000%
25	2,856.46	5.20%	10.00%	0.0000%
26	2,775.85	5.20%	10.00%	0.0000%
27	2,702.28	5.20%	10.00%	0.0000%
28	2,635.35	5.20%	10.00%	0.0000%
29	2,574.65	5.20%	10.00%	0.0000%
30	2,519.76	5.20%	10.00%	0.0000%
31	2,470.29	5.20%	10.00%	0.0000%
32	2,425.74	5.20%	10.00%	0.0000%
33	2,385.52	5.20%	10.00%	0.0000%
34	2,505.98	5.20%	10.00%	0.0000%
35	2,765.93	5.20%	10.00%	0.0000%
36	3,068.80	5.20%	10.00%	0.0000%
37	3,426.84	5.20%	10.00%	0.0000%
38	3,850.22	5.20%	10.00%	0.0000%
39	4,342.96	5.20%	10.00%	0.0000%
40	4,898.87	5.20%	10.00%	0.0000%
41	5,517.85	5.20%	10.00%	0.0000%
42	6,210.81	5.20%	10.00%	0.0000%
43	6,971.98	5.20%	10.00%	0.0000%
44	7,810.21	5.20%	10.00%	0.0000%

* We reserve the right to use a lower No-Lapse Premium Load Rate than shown in this column.  If we do, we will do so in a uniform and nondiscriminatory manner.

ICC18 S18FNL

Page [X]

POLICY NUMBER: [VF99999990]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FACTORS

(continued)

Policy Year	Annual Premium Threshold	No-Lapse Premium Load Rate*	Excess Premium Load Rate	Reinvestment Risk Refund Percent
45	8,765.46	5.20%	10.00%	0.0000%
46	9,863.62	5.20%	10.00%	0.0000%
47	11,130.54	5.20%	10.00%	0.0000%
48	12,540.89	5.20%	10.00%	0.0000%
49	14,178.83	5.20%	10.00%	0.0000%
50	16,062.03	5.20%	10.00%	0.0000%
51	18,238.79	5.20%	10.00%	0.0000%
52	20,742.51	5.20%	10.00%	0.0000%
53	23,593.83	5.20%	10.00%	0.0000%
54	26,788.38	5.20%	10.00%	0.0000%
55	30,211.48	5.20%	10.00%	0.0000%
56	33,812.53	5.20%	10.00%	0.0000%
57	37,358.98	5.20%	10.00%	0.0000%
58	40,820.95	5.20%	10.00%	0.0000%
59	44,162.85	5.20%	10.00%	0.0000%
60	47,208.56	5.20%	10.00%	0.0000%
61	49,821.62	5.20%	10.00%	0.0000%
62	53,637.50	5.20%	10.00%	0.0000%
63	57,688.13	5.20%	10.00%	0.0000%
64	62,076.99	5.20%	10.00%	0.0000%
65	66,703.86	5.20%	10.00%	0.0000%
66	71,473.73	5.20%	10.00%	0.0000%
67	75,890.97	5.20%	10.00%	0.0000%
68	80,285.31	5.20%	10.00%	0.0000%
69	84,575.05	5.20%	10.00%	0.0000%
70	88,683.29	5.20%	10.00%	0.0000%
71	92,531.87	5.20%	10.00%	0.0000%
72	96,052.88	5.20%	10.00%	0.0000%
73	101,086.27	5.20%	10.00%	0.0000%
74	106,378.72	5.20%	10.00%	0.0000%
75	111,947.64	5.20%	10.00%	0.0000%
76	117,805.49	5.20%	10.00%	0.0000%
77	123,973.93	5.20%	10.00%	0.0000%
78	130,474.98	5.20%	10.00%	0.0000%
79	137,332.57	5.20%	10.00%	0.0000%
80	144,582.83	5.20%	10.00%	0.0000%
81	152,273.16	5.20%	10.00%	0.0000%
82	160,468.13	5.20%	10.00%	0.0000%
83	169,283.80	5.20%	10.00%	0.0000%
84	178,943.34	5.20%	10.00%	0.0000%
85	178,992.78	5.20%	10.00%	0.0000%
86+	178,992.78]	5.20]%	10.00]%	0.0000]%

*We reserve the right to use a lower No-Lapse Premium Load Rate than shown in this column.  If we do, we will do so in a uniform and nondiscriminatory manner.

ICC18 S18FNL

Page [X]

POLICY NUMBER: [VF99999990]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FACTORS

(continued)

Policy Year	Basic Accumulation Factor	Excess Accumulation Factor	COI Reduction Factor
1	[0.001651600	[0.001651581	[0.08333333
2	0.001651600	0.001651581	0.08333333
3	0.001651600	0.001651581	0.08333333
4	0.001651600	0.001651581	0.08333333
5	0.001651600	0.001651581	0.08333333
6	0.001651600	0.001651581	0.08333333
7	0.001651600	0.001651581	0.08333333
8	0.001651600	0.001651581	0.08333333
9	0.001651600	0.001651581	0.08333333
10	0.001651600	0.001651581	0.08333333
11	0.001651600	0.001651581	0.08333333
12	0.001651600	0.001651581	0.08333333
13	0.001651600	0.001651581	0.08333333
14	0.001651600	0.001651581	0.08333333
15	0.001651600	0.001651581	0.08333333
16	0.001651600	0.001651581	0.08333333
17	0.001651600	0.001651581	0.08333333
18	0.001651600	0.001651581	0.08333333
19	0.001651600	0.001651581	0.08333333
20	0.001651600	0.001651581	0.08333333
21	0.001651600	0.001651581	0.08333333
22	0.001794650	0.001651581	0.08333333
23	0.001937450	0.001651581	0.08333333
24	0.002080050	0.001651581	0.08333333
25	0.002222300	0.001651581	0.08333333
26	0.002364300	0.001651581	0.08333333
27	0.002870550	0.001651581	0.08333333
28	0.003374000	0.001651581	0.08333333
29	0.003874600	0.001651581	0.08333333
30	0.004372450	0.001651581	0.08333333
31	0.004867600	0.001651581	0.08333333
32	0.004867600	0.001651581	0.08333333
33	0.004867600	0.001651581	0.08333333
34	0.004867600	0.001651581	0.08333333
35	0.004867600	0.001651581	0.08333333
36	0.004867600	0.001651581	0.08333333
37	0.004867600	0.001651581	0.08333333
38	0.004867600	0.001651581	0.08333333
39	0.004867600	0.001651581	0.08333333
40	0.004867600	0.001651581	0.08333333
41	0.004867600	0.001651581	0.08333333
42	0.004233400	0.001651581	0.08333333
43	0.003594700	0.001651581	0.08333333
44	0.002951600	0.001651581	0.08333333

ICC18 S18FNL

Page [X]

POLICY NUMBER: [VF99999990]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FACTORS

(continued)

Policy Year	Basic Accumulation Factor	Excess Accumulation Factor	COI Reduction Factor

45	0.002303900	0.001651581	0.08333333
46	0.001651600	0.001651581	0.08333333
47	0.001651600	0.001651581	0.08333333
48	0.001651600	0.001651581	0.08333333
49	0.001651600	0.001651581	0.08333333
50	0.001651600	0.001651581	0.08333333
51	0.001651600	0.001651581	0.08333333
52	0.001651600	0.001651581	0.08333333
53	0.001651600	0.001651581	0.08333333
54	0.001651600	0.001651581	0.08333333
55	0.001651600	0.001651581	0.08333333
56	0.001651600	0.001651581	0.08333333
57	0.001651600	0.001651581	0.08333333
58	0.001651600	0.001651581	0.08333333
59	0.001651600	0.001651581	0.08333333
60	0.001651600	0.001651581	0.08333333
61	0.001651600	0.001651581	0.08333333
62	0.001651600	0.001651581	0.00000000
63	0.001651600	0.001651581	0.00000000
64	0.001651600	0.001651581	0.00000000
65	0.001651600	0.001651581	0.00000000
66	0.001651600	0.001651581	0.00000000
67	0.001651600	0.001651581	0.00000000
68	0.001651600	0.001651581	0.00000000
69	0.001651600	0.001651581	0.00000000
70	0.001651600	0.001651581	0.00000000
71	0.001651600	0.001651581	0.00000000
72	0.001651600	0.001651581	0.00000000
73	0.001651600	0.001651581	0.00000000
74	0.001651600	0.001651581	0.00000000
75	0.001651600	0.001651581	0.00000000
76	0.001651600	0.001651581	0.00000000
77	0.001651600	0.001651581	0.00000000
78	0.001651600	0.001651581	0.00000000
79	0.001651600	0.001651581	0.00000000
80	0.001651600	0.001651581	0.00000000
81	0.001651600	0.001651581	0.00000000
82	0.001651600	0.001651581	0.00000000
83	0.001651600	0.001651581	0.00000000
84	0.001651600	0.001651581	0.00000000
85	0.001651600	0.001651581	0.00000000
86+	0.001651600]	0.001651581]	0.00000000]

ICC18 S18FNL

Page [X]

POLICY NUMBER: [VF99999990]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER CHARGES

Policy Year	[Monthly Rate per $1 of Net Amount at Risk	Policy Year	Monthly Rate per $1 of Net Amount at Risk

1	[0.0001950	44	0.0001950
2	0.0001950	45	0.0001950
3	0.0001950	46	0.0001950
4	0.0001950	47	0.0001950
5	0.0001950	48	0.0001950
6	0.0001950	49	0.0001950
7	0.0001950	50	0.0001950
8	0.0001950	51	0.0001950
9	0.0001950	52	0.0001950
10	0.0001950	53	0.0001950
11	0.0001950	54	0.0001950
12	0.0001950	55	0.0001950
13	0.0001950	56	0.0001950
14	0.0001950	57	0.0001950
15	0.0001950	58	0.0001950
16	0.0001950	59	0.0001950
17	0.0001950	60	0.0001950
18	0.0001950	61	0.0001950
19	0.0001950	62	0.0001950
20	0.0001950	63	0.0001950
21	0.0001950	64	0.0001950
22	0.0001950	65	0.0001950
23	0.0001950	66	0.0001950
24	0.0001950	67	0.0001950
25	0.0001950	68	0.0001950
26	0.0001950	69	0.0001950
27	0.0001950	70	0.0001950
28	0.0001950	71	0.0001950
29	0.0001950	72	0.0001950
30	0.0001950	73	0.0001950
31	0.0001950	74	0.0001950
32	0.0001950	75	0.0001950
33	0.0001950	76	0.0001950
34	0.0001950	77	0.0001950
35	0.0001950	78	0.0001950
36	0.0001950	79	0.0001950
37	0.0001950	80	0.0001950
38	0.0001950	81	0.0001950
39	0.0001950	82	0.0001950
40	0.0001950	83	0.0001950
41	0.0001950	84	0.0001950
42	0.0001950	85	0.0001950
43	0.0001950	86+	0.0000000]]

ICC18 S18FNL

Page [X]

POLICY NUMBER: [VF99999990]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FACTORS

APPLICABLE TO FACE AMOUNT OF [BASE POLICY]

Policy Year	No-Lapse Cost of Insurance Rates	Alternative No-Lapse Cost of Insurance Rates	No-Lapse Coverage Charges	No-Lapse Administrative Charges
1	[0.00001530	[0.00006530	[48.62	[10.00
2	0.00001748	0.00006748	48.62	10.00
3	0.00002841	0.00007841	48.62	10.00
4	0.00003278	0.00008278	48.62	10.00
5	0.00003788	0.00008788	48.62	10.00
6	0.00004298	0.00009298	48.62	10.00
7	0.00004881	0.00009881	48.62	10.00
8	0.00005901	0.00010901	48.62	10.00
9	0.00006848	0.00011848	48.62	10.00
10	0.00007431	0.00012431	48.62	10.00
11	0.00007940	0.00009088	0.00	10.00
12	0.00008742	0.00010006	0.00	10.00
13	0.00009907	0.00011340	0.00	10.00
14	0.00011219	0.00012842	0.00	10.00
15	0.00012530	0.00014345	0.00	10.00
16	0.00014060	0.00016098	0.00	10.00
17	0.00015589	0.00017851	0.00	10.00
18	0.00017119	0.00019605	0.00	10.00
19	0.00019086	0.00021860	0.00	10.00
20	0.00021563	0.00024700	0.00	10.00
21	0.00024623	0.00028210	0.00	10.00
22	0.00027901	0.00031973	0.00	10.00
23	0.00031106	0.00035653	0.00	10.00
24	0.00033874	0.00038833	0.00	10.00
25	0.00036424	0.00041763	0.00	10.00
26	0.00039484	0.00045279	0.00	10.00
27	0.00043344	0.00049719	0.00	10.00
28	0.00048225	0.00055335	0.00	10.00
29	0.00053762	0.00061709	0.00	10.00
30	0.00059808	0.00068676	0.00	10.00
31	0.00066437	0.00076320	0.00	10.00
32	0.00073358	0.00084307	0.00	10.00
33	0.00080861	0.00092974	0.00	10.00
34	0.00089093	0.00102493	0.00	10.00
35	0.00098345	0.00113202	0.00	10.00
36	0.00109126	0.00125699	0.00	10.00
37	0.00121874	0.00140497	0.00	10.00
38	0.00136954	0.00158033	0.00	10.00
39	0.00154510	0.00178492	0.00	10.00
40	0.00174325	0.00201638	0.00	10.00
41	0.00196398	0.00227492	0.00	10.00
42	0.00220365	0.00255647	0.00	10.00
43	0.00246590	0.00286557	0.00	10.00
44	0.00275365	0.00320593	0.00	10.00

ICC18 S18FNL

Page [X]

POLICY NUMBER: [VF99999990]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FACTORS

APPLICABLE TO FACE AMOUNT OF [BASE POLICY]

(continued)

Policy Year	No-Lapse Cost of Insurance Rates	Alternative No- Lapse Cost of Insurance Rates	No-Lapse Coverage Charges	No-Lapse Administrative Charges
45	0.00308073	0.00359438	0.00	10.00
46	0.00345590	0.00404199	0.00	10.00
47	0.00390173	0.00457680	0.00	10.00
48	0.00439855	0.00517653	0.00	10.00
49	0.00497623	0.00587891	0.00	10.00
50	0.00564133	0.00669440	0.00	10.00
51	0.00641133	0.00764779	0.00	10.00
52	0.00729862	0.00875905	0.00	10.00
53	0.00831120	0.01004421	0.00	10.00
54	0.00944836	0.01150969	0.00	10.00
55	0.01067001	0.01311117	0.00	10.00
56	0.01195869	0.01483208	0.00	10.00
57	0.01323134	0.01656467	0.00	10.00
58	0.01447704	0.01829371	0.00	10.00
59	0.01568267	0.01999966	0.00	10.00
60	0.01678412	0.02158728	0.00	10.00
61	0.01773115	0.02297533	0.00	10.00
62	0.01911744	0.02504717	0.00	10.00
63	0.02059333	0.02730749	0.00	10.00
64	0.02219744	0.02983151	0.00	10.00
65	0.02389407	0.03258213	0.00	10.00
66	0.02564897	0.03552075	0.00	10.00
67	0.02727930	0.03834193	0.00	10.00
68	0.02890599	0.04125059	0.00	10.00
69	0.03049844	0.04419525	0.00	10.00
70	0.03202752	0.04711985	0.00	10.00
71	0.03346335	0.04995900	0.00	10.00
72	0.03477971	0.05264655	0.00	10.00
73	0.03666574	0.05664956	0.00	10.00
74	0.03865375	0.06108167	0.00	10.00
75	0.04075031	0.06601939	0.00	10.00
76	0.04295978	0.07155390	0.00	10.00
77	0.04528945	0.07781152	0.00	10.00
78	0.04774588	0.08495840	0.00	10.00
79	0.05033489	0.09322148	0.00	10.00
80	0.05306450	0.10293589	0.00	10.00
81	0.05594271	0.11461256	0.00	10.00
82	0.05897609	0.12908445	0.00	10.00
83	0.06217411	0.14789834	0.00	10.00
84	0.06554623	0.17443778	0.00	10.00
85	0.06910047	0.17459582	0.00	10.00
86+	0.07284776]	0.17459582]	0.00]	10.00]

ICC18 S18FNL

Page [X]

POLICY NUMBER: [VF99999990]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FACTORS

APPLICABLE TO FACE AMOUNT OF [SVER Term Insurance – 3 Rider]

Policy Year	No-Lapse Cost of Insurance Rates	Alternative No- Lapse Cost of Insurance Rates	No-Lapse Coverage Charges	No-Lapse Administrative Charges
1	[0.00001530	[0.00006530	[17.17	[0.00
2	0.00001748	0.00006748	17.17	0.00
3	0.00002841	0.00007841	17.17	0.00
4	0.00003278	0.00008278	17.17	0.00
5	0.00003788	0.00008788	17.17	0.00
6	0.00004298	0.00009298	17.17	0.00
7	0.00004881	0.00009881	17.17	0.00
8	0.00005901	0.00010901	17.17	0.00
9	0.00006848	0.00011848	17.17	0.00
10	0.00007431	0.00012431	17.17	0.00
11	0.00007940	0.00009088	0.00	0.00
12	0.00008742	0.00010006	0.00	0.00
13	0.00009907	0.00011340	0.00	0.00
14	0.00011219	0.00012842	0.00	0.00
15	0.00012530	0.00014345	0.00	0.00
16	0.00014060	0.00016098	0.00	0.00
17	0.00015589	0.00017851	0.00	0.00
18	0.00017119	0.00019605	0.00	0.00
19	0.00019086	0.00021860	0.00	0.00
20	0.00021563	0.00024700	0.00	0.00
21	0.00024623	0.00028210	0.00	0.00
22	0.00027901	0.00031973	0.00	0.00
23	0.00031106	0.00035653	0.00	0.00
24	0.00033874	0.00038833	0.00	0.00
25	0.00036424	0.00041763	0.00	0.00
26	0.00039484	0.00045279	0.00	0.00
27	0.00043344	0.00049719	0.00	0.00
28	0.00048225	0.00055335	0.00	0.00
29	0.00053762	0.00061709	0.00	0.00
30	0.00059808	0.00068676	0.00	0.00
31	0.00066437	0.00076320	0.00	0.00
32	0.00073358	0.00084307	0.00	0.00
33	0.00080861	0.00092974	0.00	0.00
34	0.00089093	0.00102493	0.00	0.00
35	0.00098345	0.00113202	0.00	0.00
36	0.00109126	0.00125699	0.00	0.00
37	0.00121874	0.00140497	0.00	0.00
38	0.00136954	0.00158033	0.00	0.00
39	0.00154510	0.00178492	0.00	0.00
40	0.00174325	0.00201638	0.00	0.00
41	0.00196398	0.00227492	0.00	0.00
42	0.00220365	0.00255647	0.00	0.00
43	0.00246590	0.00286557	0.00	0.00
44	0.00275365	0.00320593	0.00	0.00

ICC18 S18FNL

Page [X]

POLICY NUMBER: [VF99999990]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FACTORS

APPLICABLE TO FACE AMOUNT OF [SVER Term Insurance – 3 Rider]

(continued)

Policy Year	No-Lapse Cost of Insurance Rates	Alternative No- Lapse Cost of Insurance Rates	No-Lapse Coverage Charges	No-Lapse Administrative Charges
45	0.00308073	0.00359438	0.00	0.00
46	0.00345590	0.00404199	0.00	0.00
47	0.00390173	0.00457680	0.00	0.00
48	0.00439855	0.00517653	0.00	0.00
49	0.00497623	0.00587891	0.00	0.00
50	0.00564133	0.00669440	0.00	0.00
51	0.00641133	0.00764779	0.00	0.00
52	0.00729862	0.00875905	0.00	0.00
53	0.00831120	0.01004421	0.00	0.00
54	0.00944836	0.01150969	0.00	0.00
55	0.01067001	0.01311117	0.00	0.00
56	0.01195869	0.01483208	0.00	0.00
57	0.01323134	0.01656467	0.00	0.00
58	0.01447704	0.01829371	0.00	0.00
59	0.01568267	0.01999966	0.00	0.00
60	0.01678412	0.02158728	0.00	0.00
61	0.01773115	0.02297533	0.00	0.00
62	0.01911744	0.02504717	0.00	0.00
63	0.02059333	0.02730749	0.00	0.00
64	0.02219744	0.02983151	0.00	0.00
65	0.02389407	0.03258213	0.00	0.00
66	0.02564897	0.03552075	0.00	0.00
67	0.02727930	0.03834193	0.00	0.00
68	0.02890599	0.04125059	0.00	0.00
69	0.03049844	0.04419525	0.00	0.00
70	0.03202752	0.04711985	0.00	0.00
71	0.03346335	0.04995900	0.00	0.00
72	0.03477971	0.05264655	0.00	0.00
73	0.03666574	0.05664956	0.00	0.00
74	0.03865375	0.06108167	0.00	0.00
75	0.04075031	0.06601939	0.00	0.00
76	0.04295978	0.07155390	0.00	0.00
77	0.04528945	0.07781152	0.00	0.00
78	0.04774588	0.08495840	0.00	0.00
79	0.05033489	0.09322148	0.00	0.00
80	0.05306450	0.10293589	0.00	0.00
81	0.05594271	0.11461256	0.00	0.00
82	0.05897609	0.12908445	0.00	0.00
83	0.06217411	0.14789834	0.00	0.00
84	0.06554623	0.17443778	0.00	0.00
85	0.06910047	0.17459582	0.00	0.00
86+	0.07284776]	0.17459582]	0.00]	0.00]

ICC18 S18FNL

Page [X]